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                                                                   EXHIBIT 10.21

                       SIXTH AMENDMENT TO CREDIT AGREEMENT


         THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of October ___ 2001, among PMC CAPITAL, INC., a Florida corporation ("Borrower"), certain Lenders, and BANK ONE, NA, with its main office in Chicago, Illinois, successor by merger to Bank One, Texas, N.A. ("Administrative Agent").

                             PRELIMINARY STATEMENT:

         Borrower, Administrative Agent and Lenders are party to that certain Credit Agreement (as renewed, extended, amended and restated, the "Credit Agreement") dated as of March 22, 2000, pursuant to which the Lenders have made and may hereafter make loans to Borrower. Borrower, Administrative Agent and Lenders have agreed to amend the Credit Agreement in order to (i) extend the maturity of the loan facility for an additional year, (ii) reduce the loan commitment from $15,000,000 to $10,000,000, and (iii) provide for a $5,000,000 discretionary guidance line facility.

         Accordingly, for adequate and sufficient consideration, the receipt of which is hereby acknowledged, Borrower, Administrative Agent and Lenders agree as follows:

1. Defined Terms; References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment and (b) references to "Sections," "Schedules" and "Exhibits" are to sections, schedules and exhibits to the Credit Agreement.

2. Amendments.

         (a) The defined term "Commitment" in Section 1.1 of the Credit Agreement is amended in its entirety as follows:

             "Commitment" means in an amount (subject to reduction or cancellation as herein provided) equal to $10,000,000.

         (b) The defined term "Stated Termination Date" in Section 1.1 of the Credit Agreement is amended in its entirety as follows:

             "Stated Termination Date" means, March 22, 2003.

         (c) A new Section 2.6 is hereby added to the Credit Agreement as follows:

                  2.6. Discretionary Guidance Facility. Borrower may at any time submit to Administrative Agent a written notice requesting that Lenders increase the Commitment to an amount not to exceed $15,000,000. Administrative Agent and Lenders agree to use reasonable efforts to respond to Borrower indicating their approval or rejection of such request within thirty days of Administrative Agent's receipt of such written notice. If Administrative Agent and Lenders agree to increase the

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         Commitment pursuant to any such request by Borrower, Administrative
         Agent and Lenders may, in their sole and absolute discretion, specify the conditions applicable to their agreement to such increase, which may include, without limitation, the delivery to Administrative Agent and Lenders of such documents, instruments and assurances as Administrative Agent and Lenders deem necessary or appropriate to evidence such increase.

3. Conditions Precedent. Notwithstanding any contrary provisions, the foregoing paragraphs in this Amendment are not effective unless and until (a) the representations and warranties in this Amendment are true and correct, (b) Administrative Agent receives counterparts of this Amendment executed by each party named below.

4. Ratifications. This Amendment modifies and supersedes all inconsistent terms and provisions of the Credit Documents, and except as expressly modified and superseded by this Amendment, the Credit Documents are ratified and confirmed and continue in full force and effect. Borrower, Administrative Agent and Lenders agree that the Credit Documents, as amended by this Amendment, continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5. Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and Lenders that (a) this Amendment and any Credit Documents to be delivered under this Amendment have been duly executed and delivered by Borrower, (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower of this Amendment and any Credit Document to be delivered under this Amendment, (c) this Amendment and any Credit Documents to be delivered under this Amendment are valid and binding upon Borrower and are enforceable against Borrower in accordance with their respective terms, except as limited by any applicable Debtor Relief Laws, (d) the execution, delivery and performance by Borrower of this Amendment and any Credit Documents to be delivered under this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any Governmental Requirements, agreements or understandings to which Borrower is a party or by which Borrower is bound, (e) the representations and warranties contained in the Credit Agreement, as amended by this Amendment, and any other Credit Document are true and correct in all material respects as of the date of this Amendment, and (f) as of the date of this Amendment, no Event of Default or Potential Default exists or is imminent.

6. References. All references in the Credit Documents to the "Credit Agreement" refer to the Credit Agreement as amended by this Amendment. This Amendment is a "Credit Document" referred to in the Credit Agreement and the provisions relating to Credit Documents in the Credit Agreement are incorporated by reference, the same as if set forth verbatim in this Amendment.

7. Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.


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8. Parties Bound. This Amendment binds and inures to the benefit of Borrower,
Administrative Agent and each Lender, and, subject to Section 13 of the Credit Agreement, their respective successors and assigns.

9. Entirety. THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES FOR THE TRANSACTIONS THEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENT BETWEEN THE PARTIES.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                            SIGNATURE PAGE FOLLOWS.]


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         EXECUTED as of the date first stated above.

                                     BANK ONE, NA,
                                     as Administrative Agent and a Lender


                                     By:
                                        ----------------------------------------
                                           Bradley C. Peters,  Vice President



                                     PMC CAPITAL, INC.,
                                     as Borrower


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


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